Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line U.S. Government Securities Fund, Inc. (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 8/31/11 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 7, 2011

		By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line U.S Government Securities Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emily D. Washington, Treasurer of the Value Line U.S. Government Securities Fund, Inc. (the “Registrant”), certify that:

1.
The periodic report on Form N-CSR of the Registrant for the period ended 8/31/11 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 7, 2011

		By:	/s/ Emily D. Washington
Emily D. Washington
Treasurer
Value Line U.S Government Securities Fund, Inc.